UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen DowSM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Annual Shareholder Report for the period ending December 31, 2018

The Nuveen S&P 500 Buy-Write Income Fund, Nuveen DowSM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Funds’ expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2450, $0.3100, $0.2800 and $0.4200 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Funds’ distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Jody I. Hrazanek and David Friar serve as portfolio managers for the Funds.

Effective 8/31/18, Keith Hembre is no longer be a portfolio manager of DIAX, SPXX, QQQX and Jody I. Hrazanek was added to the NAM portfolio management team.

Here the portfolio managers discuss economic and financial markets, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

The equity markets approached bear market territory in a tumultuous 2018 fourth quarter that served as a bookend to a first quarter featuring heightened volatility and an equity market correction. Despite steep equity market declines in the first and fourth quarters of 2018, implied volatility levels were relatively subdued for most of the reporting period. The Cboe® Volatility Index® (the VIX®) averaged 16.64 in 2018, below its long-term average of 19.27. In a reversal of the normal relationship, implied volatility was lower than realized volatility, as measured by the annualized standard deviation of daily returns for the S&P 500®, which measured 17.06% for the reporting period. The 2018 closing low for the VIX® came in early January 2018 when it dipped to 9.15 and the sharp equity market correction in the first quarter drove the VIX® to its closing high of 37.32 in early February 2018. The implied volatility response to the larger equity market decline in the fourth quarter was remarkably muted. The measure did not break above 30 in the fourth quarter 2018 until the equity market began approaching bear market territory in late December. The VIX® breached 30 on December 21, 2018 and closed at a fourth quarter high of 36.07 on December 24, 2018. The VIX® averaged 21.05 for the fourth quarter, the only quarter during the reporting period that the VIX® averaged over 20. For 2018, the S&P 500® returned -4.38%, the Dow Jones Industrial Average returned -3.48%, the BXMSM returned -4.74%, while the Nasdaq 100 Index ended the reporting period up 0.4%.

What key strategies were used to manage the Funds during twelve-month reporting period ended

December 31, 2018?

BXMX

BXMX (or “the Fund”) seeks attractive total return with less volatility than the S&P 500®. During the twelve-month reporting period ended December 31, 2018, the Fund invested in an equity portfolio which sought to track the price movements of the S&P 500® and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the Fund’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premiums received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium BXMX receives. In flat or declining markets, the Fund’s call option premium can potentially enhance total return relative to the S&P 500®. In rising markets, the options may reduce the Fund’s total return relative to the S&P 500®.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500®. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Portfolio Managers’ Comments (continued)

QQQX

QQQX seeks attractive total return with less volatility than the Nasdaq-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2018?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the one-year, five-year and ten-year periods ended December 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the twelve-month reporting period ended December 31, 2018, BXMX’s shares at NAV underperformed the CBOE S&P 500®BuyWrite Index (BXMSM). DIAX underperformed the Dow Jones Industrial Average and its secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® and its secondary index, which is a blend of 55% the CBOE S&P 500®BuyWrite Index (BXMSM) and 45% the S&P 500®. QQQX underperformed the Nasdaq-100 Index and its secondary index, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index.

BXMX

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. BXMX seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by BXMX often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

The Fund’s underperformance relative to its benchmark for the reporting period was ultimately due to a first quarter 2018 return of -3.91% while the BXMSM returned -1.56%. Within the first quarter 2018, the Fund outperformed the BXMSM during the January 2018 market advance and delivered better downside protection relative to the BXMSM during the first quarter equity market correction. From January 1, 2018 through February 8, 2018 the Fund outperformed BXMSM. However, this market correction resulted in the Fund and the BXMSM having different amounts of market exposure over the remainder of the first quarter of 2018. The static approach of the BXMSM resulted in its written index call option being very far out-of-the money when the equity market began its recovery, thus giving the BXMSM nearly full market exposure, while the Fund’s active approach had gradually lowered the strike prices of its diversified portfolio of written call options as the market declined. This resulted in the Fund having less market exposure than the BXMSM when the market began its recovery and thus less participation in the market advance. Specifically, from February 8, 2018 through end of the first quarter, the Fund underperformed the BXMSM. During the course of the 2018 second and third quarters, the Fund’s return outpaced the BXMSM. The Fund’s active approach in response to the dynamic environment of the fourth quarter resulted in better downside protection than the BXMSM.

The Fund’s equity portfolio outperformed the return of the S&P 500®. Consistent with its investment objective, the measured risk of the Fund was lower than that of the U.S. equity market and the Fund’s benchmark, as its standard deviation for 2018 was 12.34%, versus 13.71% for the BXMSM and 17.1% for the S&P 500®.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

It is important to note the relationship between the market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second and third quarters 2018. While the fourth quarter began benign, volatility returned again in December 2018 with a measured sell-off that occurred at the end of the reporting period. The VIX averaged 16.64 for the reporting period with a range between 11.0 and 36.07. February 5, 2018 and December 24, 2018, when the markets sold off significantly, marked the days with the highest VIX average. The rising volatility, combined with fluctuating equity markets and increased premiums for call options, created an active environment for option writing during the first quarter2018 of the reporting period. For the most part, NAM kept the Fund’s option overwrite level near that of the DIAX Blended Benchmark for the reporting period. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period, slightly below average.

Several factors contributed to the Fund’s underperformance. The steep drop in the Index on February 5, 2018, which declined 1600 points intra-day and ended the day down nearly 1,175 points, or approximately 4.6% detracted. The Fund’s cash flow from premiums was not enough to offset the significant decline. In addition, the Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was below that of the blended benchmark, especially in October and November 2018, when equity markets sharply declined, contributed to the Fund’s underperformance.

While the Fund underperformed during the reporting period, there were times when NAM did keep the overwrite strategy below the average of 55%, so the Fund was able to capture some of the upside when the markets rallied at various times during the reporting period.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options during the first half of the reporting period. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500®, the VIX, Russell 2000® Index, Nasdaq-100 Index and MSCI EAFE Index nominally contributed to performance.

Portfolio Managers’ Comments (continued)

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second and third quarter. While the fourth quarter began benign, volatility returned again in December 2018 with a measured sell off that occurred at the end of the reporting period. The VIX averaged 16.64 for the reporting period with a range between 11.0 and 36.07. February 5, 2018 and December 24, 2018, when the markets sold off significantly, marked the days with the highest VIX average. The rising volatility, combined with fluctuating equity markets and increased premiums for call options, created an active environment for option writing during the first quarter 2018 of the reporting period. For the most part, NAM kept the Fund’s option overwrite level near that of the SPXX Blended Benchmark for the reporting period. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period, slightly below average.

Several factors contributed to the Fund’s underperformance. The steep drop in the Index on February 5, 2018, which closed the day down 113 points or approximately 4.1% detracted from performance. The Fund’s cash flow from premiums was not enough to offset the significant decline. In addition, the Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was below that of the blended benchmark, especially in October and November 2018, when equity markets sharply declined, contributed to the Fund’s underperformance.

While the Fund underperformed for the reporting period, there were times when NAM did keep the overwrite strategy below the average of 55%, so the Fund was able to capture some of the upside when the markets rallied at various times during the reporting period.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options during the first half of the reporting period. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500®, the VIX, Russell 2000® Index, Nasdaq-100 Index and MSCI EAFE Index nominally contributed to performance.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (CBOE) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second and third quarter. While the fourth quarter began benign, volatility returned again in December 2018 with a measured sell-off that occurred at the end of the reporting period. The VIX averaged 16.64 for the reporting period with a range between 11.0 and 36.07. February 5, 2018 and December 24, 2018, when the markets sold off significantly, marked the days with the highest VIX average. The rising volatility, combined with fluctuating equity markets and increased premiums for call options, created an active environment for option writing during the first quarter 2018 of the reporting period. For the most part, NAM kept the Fund’s option overwrite level near that of the QQQX Blended Benchmark for the reporting period. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period, slightly below average.

Several factors contributed to the Fund’s underperformance, including the steep drop in the Index on February 5, 2018, which closed the day down 273 points or approximately 3.8%. The Fund’s cash flow from premiums was not enough to offset the significant decline. Since then, the Fund has rebounded, but not enough to overcome the steep one day drop. In addition, the Fund’s option overwrite strategy, which is designed to reduce the portfolio’s return volatility and downside risk, was below that of the blended benchmark, especially in October and November 2018, when equity markets sharply declined, contributed to the Fund’s underperformance.

For the reporting period, the Fund’s equity portfolio has a less than 70% overlap with the Index due to its tax constraints. The tax rule that applies to the Fund is that the Index option sold must have less than 70% of its weight in names held by the underlying account for the premium collected to be taxed as capital gains. If it exceeds this limit, the premium is classified as ordinary income. This detracted from performance for the reporting period because we had overweights to some of the large names in the Index and these underperformed.

While the Fund underperformed for the reporting period, there were times when NAM did keep the overwrite strategy below the average of 55%, so the Fund was able to capture some of the upside when the markets rallied at various times during the reporting period.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options during the first half of the reporting period. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500®, the VIX, Russell 2000 ® Index, Nasdaq-100 Index, MSCI EAFE Index and MSCI Emerging Market Index nominally contributed to performance.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of November 30, 2018 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2018

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2018

			Estimated Per Share Sources of Distribution¹				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX	10/2004
Current Quarter		$0.2450	$0.0384	$0.0697	$0.0000	$0.1369	15.7%	28.4%	0.0%	55.9%
Fiscal YTD		$0.9800	$0.1537	$0.2786	$0.0000	$0.5477	15.7%	28.4%	0.0%	55.9%
DIAX	04/2005
Current Quarter		$0.3100	$0.0690	$0.0952	$0.0000	$0.1458	22.3%	30.7%	0.0%	47.0%
Fiscal YTD		$1.2400	$0.2759	$0.3808	$0.0000	$0.5833	22.3%	30.7%	0.0%	47.0%
SPXX	11/2005
Current Quarter		$0.2800	$0.0444	$0.1371	$0.0000	$0.0985	15.9%	49.0%	0.0%	35.2%
Fiscal YTD		$1.1200	$0.1777	$0.5483	$0.0000	$0.3940	15.9%	49.0%	0.0%	35.2%
QQQX	01/2007
Current Quarter		$0.4200	$0.0151	$0.3291	$0.0000	$0.0758	3.6%	78.4%	0.0%	18.0%
Fiscal YTD		$1.6800	$0.0604	$1.3165	$0.0000	$0.3031	3.6%	78.4%	0.0%	18.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2018

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist. Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist. Rate on NAV[1]
BXMX	10/2004	$0.2450	$0.9800	$13.67	6.93%	7.17%	0.43%	7.17%
DIAX	04/2005	$0.3100	$1.2400	$18.67	9.32%	6.64%	3.05%	6.64%
SPXX	11/2005	$0.2800	$1.1200	$16.03	7.30%	6.99%	2.47%	6.99%
QQQX	01/2007	$0.4200	$1.6800	$22.52	11.74%	7.46%	4.07%	7.46%

[1]	As a percentage of 11/30/18 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2018

The following tables provide information regarding the Funds’ common share distributions and total return performance for the fiscal year ended December 31, 2018. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2018

	Per Share Sources of Distribution					Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
BXMX
Fiscal YTD	$0.9800	$0.1550	$0.3705	$0.0000	$0.4545	15.8%	37.8%	0.0%	46.4%
DIAX
Fiscal YTD	$1.2400	$0.2547	$0.2151	$0.0000	$0.7702	20.5%	17.4%	0.0%	62.1%
SPXX
Fiscal YTD	$1.1200	$0.1805	$0.0296	$0.0000	$0.9099	16.1%	2.7%	0.0%	81.2%
QQQX
Fiscal YTD	$1.6800	$0.0552	$1.3732	$0.0000	$0.2516	3.3%	81.7%	0.0%	15.0%

Common Share Information (continued)

Data as of December 31, 2018

			Annualized
Fund	Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
BXMX	10/2004	$12.61	(5.56)%	5.35%	7.77%
DIAX	04/2005	$16.90	(5.01)%	7.02%	7.34%
SPXX	11/2005	$14.42	(6.03)%	5.13%	7.77%
QQQX	01/2007	$20.27	(4.39)%	9.26%	8.29%

[1] Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization is provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	BXMX		DIAX		SPXX		QQQX
Additional authorized common shares	10,400,000	*	3,600,000	*	1,600,000	**	3,700,000	***

*	Represents additional authorized common shares for the period October 2, 2018 through December 31, 2018.
**	Represents additional authorized common shares for the period June 14, 2018 through December 31, 2018.
***	Represents additional authorized common shares for the period June 28, 2018 through December 31, 2018.

During the current reporting period, the Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per share as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares sold through shelf offering	39,402	8,500	361,950	1,169,702
Weighted average premium to NAV per common share sold	1.56%	1.57%	3.33%	3.36%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares cumulatively repurchased and retired	460,238	0	383,763	0
Common shares authorized for repurchase	10,360,000	3,610,000	1,640,000	3,715,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common share NAV	$12.61	$16.90	$14.42	$20.27
Common share price	$12.07	$16.12	$14.04	$20.00
Premium/(Discount) to NAV	(4.28)%	(4.62)%	(2.64)%	(1.33)%
12-month average premium/(discount) to NAV	(0.63)%	(0.41)%	4.59%	5.24%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

THIS PAGE INTENTIONALLY LEFT BLANK

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
BXMX at Common Share NAV	(5.56)%	5.35%	8.20%
BXMX at Common Share Price	(8.88)%	6.73%	10.09%
CBOE S&P 500® BuyWrite Index (BXMSM)	(4.77)%	5.08%	7.96%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corporation	3.9%
Apple Inc.	3.5%
Alphabet Inc.	3.2%
Amazon.com Inc.	3.2%
Berkshire Hathaway Inc.	2.1%

Portfolio Composition

(% of total investments)

Software	6.6%
Diversified Financial Services	5.8%
Pharmaceuticals	5.3%
Interactive Media & Services	4.9%
IT Services	4.1%
Technology Hardware, Storage & Peripherals	3.8%
Internet and Direct Marketing Retail	3.7%
Health Care Providers & Services	3.4%
Oil, Gas & Consumable Fuels	3.2%
Semiconductors & Semiconductor Equipment	3.2%
Biotechnology	3.2%
Health Care Equipment & Supplies	3.0%
Equity Real Estate Investment Trusts	2.6%

Specialty Retail	2.6%
Diversified Telecommunication Services	2.5%
Aerospace & Defense	2.4%
Capital Markets	2.3%
Banks	2.2%
Insurance	2.2%
Beverages	2.0%
Machinery	1.8%
Entertainment	1.8%
Hotels, Restaurants & Leisure	1.7%
Household Products	1.7%
Communications Equipment	1.7%
Repurchase Agreements	2.4%
Other	19.9%
Total	100%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
DIAX at Common Share NAV	(5.01)%	7.02%	10.76%
DIAX at Common Share Price	(8.27)%	7.83%	10.65%
Dow Jones Industrial Average (DJIA)	(3.48)%	9.70%	13.16%
DIAX Blended Benchmark	(2.21)%	6.79%	10.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Exchange-Traded Funds	1.8%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Boeing Company	9.2%
UnitedHealth Group Inc.	7.1%
3M Company	5.4%
McDonald’s Corporation	5.1%
Home Depot, Inc.	4.9%

Portfolio Composition

(% of total investments)

Aerospace & Defense	12.2%
Health Care Providers & Services	7.1%
Pharmaceuticals	7.1%
IT Services	7.0%
Industrial Conglomerates	5.4%
Hotels, Restaurants & Leisure	5.1%
Specialty Retail	4.9%
Capital Markets	4.8%
Food & Staples Retailing	4.6%
Technology Hardware, Storage & Peripherals	4.5%
Machinery	3.6%
Insurance	3.4%
Entertainment	3.1%
Energy Equipment & Services	3.1%
Software	2.9%
Exchange-Traded Funds	1.8%
Repurchase Agreements	0.4%
Other	19.0%
Total	100%

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
SPXX at Common Share NAV	(6.03)%	5.13%	8.55%
SPXX at Common Share Price	(12.99)%	7.18%	11.04%
S&P 500® Index	(4.38)%	8.49%	13.12%
SPXX Blended Benchmark	(4.56)%	6.64%	10.35%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Exchange-Traded Funds	1.2%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corporation	3.9%
Apple Inc.	3.6%
Amazon.com Inc.	3.2%
Alphabet Inc.	2.9%
JPMorgan Chase & Co.	2.1%

Portfolio Composition

(% of total investments)

Diversified Financial Services	5.6%
IT Services	5.6%
Pharmaceuticals	5.3%
Software	5.2%
Interactive Media & Services	4.7%
Internet and Direct Marketing Retail	4.0%
Oil, Gas & Consumable Fuels	4.0%
Technology Hardware, Storage & Peripherals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Health Care Providers & Services	3.4%
Specialty Retail	3.1%
Capital Markets	3.0%
Health Care Equipment & Supplies	2.9%

Aerospace & Defense	2.7%
Communications Equipment	2.5%
Beverages	2.5%
Insurance	2.4%
Banks	2.4%
Machinery	2.4%
Diversified Telecommunication Services	2.4%
Hotels, Restaurants & Leisure	2.3%
Biotechnology	2.1%
Household Products	2.0%
Chemicals	2.0%
Exchange-Traded Funds	1.2%
Repurchase Agreements	0.7%
Other	18.6%
Total	100%

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
QQQX at Common Share NAV	(4.39)%	9.26%	15.10%
QQQX at Common Share Price	(11.15)%	9.99%	17.40%
Nasdaq 100® Index	0.04%	13.34%	19.29%
QQQX Blended Benchmark	(0.83)%	9.64%	14.22%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.3%
Exchange-Traded Funds	2.2%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft corporation	11.5%
Apple inc.	11.0%
Amazon.com inc.	10.6%
Cisco Systems inc.	4.9%
Facebook inc.	4.9%

Portfolio Composition

(% of total investments)

Interactive Media & Services	15.4%
Software	14.2%
Internet and Direct Marketing Retail	13.5%
Technology Hardware, Storage & Peripherals	11.1%
Semiconductors & Semiconductor Equipment	9.0%
Biotechnology	8.7%
Communications Equipment	6.9%
Exchange-Traded Funds	2.1%
Repurchase Agreements	0.4%
Other	18.7%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for BXMX, SPXX, DIAX and QQQX; at this meeting the shareholders were asked to elect Board Members.

	BXMX	SPXX	DIAX	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	94,741,324	14,939,431	32,382,828	32,374,237
Withhold	1,686,470	205,072	771,814	643,582
Total	96,427,794	15,144,503	33,154,642	33,017,819
Jack B. Evans
For	93,110,213	14,903,826	32,358,956	32,302,844
Withhold	3,317,581	240,677	795,686	714,975
Total	96,427,794	15,144,503	33,154,642	33,017,819
Albin F. Moschner
For	94,687,982	14,910,407	32,238,079	32,256,439
Withhold	1,739,812	234,096	916,563	761,380
Total	96,427,794	15,144,503	33,154,642	33,017,819
William J. Schneider
For	93,145,160	14,923,130	32,364,931	32,293,855
Withhold	3,282,634	221,373	789,711	723,964
Total	96,427,794	15,144,503	33,154,642	33,017,819

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6% (2)

	Aerospace & Defense – 2.4%

50,341	Arconic, Inc.	$848,749
38,494	Boeing Company	12,414,315
8,874	Huntington Ingalls Industries Inc.	1,688,811
18,432	Northrop Grumman Corporation	4,513,997
36,689	Raytheon Company	5,626,258
62,472	United Technologies Corporation	6,652,019
	Total Aerospace & Defense	31,744,149

	Air Freight & Logistics – 0.5%

64,481	United Parcel Service Inc.	6,288,832

	Airlines – 0.4%

59,291	United Continental Holdings Inc. (3)	4,964,435

	Auto Components – 0.2%

18,135	Cooper Tire & Rubber Company	586,305
6,586	Garrett Motion Inc. (3)	81,271
67,376	Gentex Corporation	1,361,669
	Total Auto Components	2,029,245

	Automobiles – 0.3%

324,831	Ford Motor Company	2,484,957
35,947	Harley-Davidson, Inc.	1,226,512
2,190	Tesla Inc. (3)	728,832
	Total Automobiles	4,440,301

	Banks – 2.3%

43,122	Comerica Inc.	2,962,050
88,630	Fifth Third BanCorp	2,085,464
108,513	First Horizon National Corporation	1,428,031
22,489	M&T Bank Corporation	3,218,851
156,274	U.S. BanCorp	7,141,722
279,478	Wells Fargo & Company	12,878,346
	Total Banks	29,714,464

	Beverages – 2.1%

253,839	Coca-Cola Company	12,019,277
51,957	Monster Beverage Corporation (3)	2,557,324
111,813	PepsiCo Inc.	12,353,100
	Total Beverages	26,929,701

	Biotechnology – 3.2%

107,018	AbbVie Inc.	9,865,989
3,832	Alnylam Pharmaceuticals Inc. (3)	279,391
60,517	Amgen Inc.	11,780,844
19,760	Biogen Inc. (3)	5,946,179
18,057	BioMarin Pharmaceutical Inc. (3)	1,537,554
67,745	Celgene Corporation (3)	4,341,777
105,356	Gilead Sciences Inc.	6,590,018
14,155	Seattle Genetics Inc. (3)	802,022
6,827	Shire PLC, ADR	1,188,171
	Total Biotechnology	42,331,945

Shares	Description (1)	Value

	Building Products – 0.4%

28,365	Allegion PLC	$2,260,974
88,587	Masco Corporation	2,590,284
10,978	Resideo Technologies Inc. (3)	225,598
	Total Building Products	5,076,856

	Capital Markets – 2.3%

122,267	Charles Schwab Corporation	5,077,748
33,148	CME Group Inc.	6,235,802
43,831	Eaton Vance Corporation	1,541,975
32,519	Goldman Sachs Group, Inc.	5,432,299
80,793	Intercontinental Exchange Inc.	6,086,137
31,797	Legg Mason Inc.	811,141
126,664	Morgan Stanley	5,022,228
17,078	Waddell & Reed Financial Inc., Class A	308,770
	Total Capital Markets	30,516,100

	Chemicals – 1.5%

22,547	AdvanSix Inc. (3)	548,794
25,671	Chemours Company	724,436
210,496	DowDuPont Inc.	11,257,326
50,283	Eastman Chemical Company	3,676,190
41,063	Olin Corporation	825,777
51,453	RPM International Inc.	3,024,407
	Total Chemicals	20,056,930

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	543,734
26,475	Pitney Bowes Inc.	156,467
56,182	Waste Management Inc.	4,999,636
	Total Commercial Services & Supplies	5,699,837

	Communications Equipment – 1.7%

24,808	Ciena Corporation (3)	841,239
308,109	Cisco Systems Inc.	13,350,363
5,462	Lumentum Holdings Inc. (3)	229,459
21,003	Motorola Solutions Inc.	2,416,185
96,248	QUALCOMM Inc.	5,477,474
27,916	Viavi Solutions Inc. (3)	280,556
	Total Communications Equipment	22,595,276

	Consumer Finance – 0.4%

60,037	Discover Financial Services	3,540,982
35,850	Navient Corporation	315,838
146,816	SLM Corporation (3)	1,220,041
	Total Consumer Finance	5,076,861

	Containers & Packaging – 0.4%

23,917	Avery Dennison Corporation	2,148,464
21,019	Packaging Corporation of America	1,754,246
18,945	Sonoco Products Company	1,006,548
	Total Containers & Packaging	4,909,258

	Distributors – 0.2%

23,926	Genuine Parts Company	2,297,375

	Diversified Financial Services – 6.0%

670,786	Bank of America Corporation	16,528,167
136,641	Berkshire Hathaway Inc., Class B (3)	27,899,359
173,016	Citigroup Inc.	9,007,213
53,398	Jefferies Financial Group Inc.	926,989
241,294	JPMorgan Chase & Co.	23,555,120
	Total Diversified Financial Services	77,916,848

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.6%

433,472	AT&T Inc.	$12,371,291
60,253	CenturyLink Inc.	912,833
80,979	Occidental Petroleum Corporation	4,970,491
269,870	Verizon Communications Inc.	15,172,091
	Total Diversified Telecommunication Services	33,426,706

	Electric Utilities – 1.6%

72,631	Duke Energy Corporation	6,268,055
48,432	Evergy Inc.	2,749,485
57,526	OGE Energy Corporation	2,254,444
76,389	Pinnacle West Capital Corporation	6,508,343
79,367	Southern Company	3,485,799
	Total Electric Utilities	21,266,126

	Electrical Equipment – 0.8%

39,086	Eaton Corporation PLC	2,683,645
57,064	Emerson Electric Co.	3,409,574
10,024	Hubbell Inc.	995,784
19,742	Rockwell Automation Inc.	2,970,776
	Total Electrical Equipment	10,059,779

	Electronic Equipment, Instruments & Components – 0.3%

109,648	Corning Inc.	3,312,466

	Energy Equipment & Services – 1.7%

132,264	Chevron Corporation	14,389,001
19,803	Diamond Offshore Drilling Inc. (3)	186,940
104,761	Halliburton Company	2,784,547
45,801	Patterson-UTI Energy Inc.	474,040
121,515	Schlumberger Ltd	4,384,261
	Total Energy Equipment & Services	22,218,789

	Entertainment – 1.8%

67,588	Activision Blizzard Inc.	3,147,573
31,845	Netflix Inc. (3)	8,523,633
113,098	Walt Disney Company	12,401,196
	Total Entertainment	24,072,402

	Equity Real Estate Investment Trusts – 2.7%

94,802	Apartment Investment & Management Company, Class A	4,159,912
109,496	Brandywine Realty Trust	1,409,214
34,687	CBL & Associates Properties Inc.	66,599
81,089	CubeSmart	2,326,443
140,542	Equity Commonwealth	4,217,665
84,268	Healthcare Realty Trust Inc.	2,396,582
111,415	Lexington Realty Trust	914,717
60,921	Liberty Property Trust	2,551,371
97,308	Prologis Inc.	5,713,926
51,162	Sabra Health Care REIT Inc.	843,150
36,576	Senior Housing Properties Trust	428,671
49,503	Ventas Inc.	2,900,381
65,690	Welltower Inc.	4,559,543
113,412	Weyerhaeuser Co	2,479,186
	Total Equity Real Estate Investment Trusts	34,967,360

	Food & Staples Retailing – 1.4%

106,836	Kroger Company	2,937,990
81,324	Walgreens Boots Alliance Inc.	5,556,869
109,345	Walmart Inc.	10,185,487
	Total Food & Staples Retailing	18,680,346

	Food Products – 0.8%

40,442	Lamb Weston Holdings Inc.	2,974,914

Shares	Description (1)	Value

	Food Products (continued)

185,795	Mondelez International Inc., Class A	$7,437,374
	Total Food Products	10,412,288

	Gas Utilities – 0.2%

13,073	Atmos Energy Corporation	1,212,129
23,200	National Fuel Gas Company	1,187,376
	Total Gas Utilities	2,399,505

	Health Care Equipment & Supplies – 3.0%

143,768	Abbott Laboratories	10,398,739
13,397	Avanos Medical Inc. (3)	600,052
64,582	Baxter International Inc.	4,250,787
27,023	Hill-Rom Holdings Inc.	2,392,887
67,993	Hologic Inc. (3)	2,794,512
14,710	Intuitive Surgical Inc. (3)	7,044,913
130,959	Medtronic PLC	11,912,031
	Total Health Care Equipment & Supplies	39,393,921

	Health Care Providers & Services – 3.5%

27,868	Anthem Inc.	7,318,973
24,227	Cigna Corporation	4,601,305
111,780	CVS Health Corporation	7,323,826
31,458	HCA Healthcare Inc.	3,914,948
35,558	Henry Schein Inc. (3)	2,792,014
78,669	UnitedHealth Group Inc.	19,598,021
	Total Health Care Providers & Services	45,549,087

	Health Care Technology – 0.2%

54,297	Cerner Corporation (3)	2,847,335

	Hotels, Restaurants & Leisure – 1.8%

51,356	Carnival Corporation	2,531,851
7,029	Domino’s Pizza Inc.	1,743,122
12,548	Las Vegas Sands Corporation	653,123
35,869	Marriott International, Inc., Class A	3,893,939
5,670	Marriott Vacations Worldwide Corporation	399,792
71,144	McDonald’s Corporation	12,633,040
11,143	Wynn Resorts Ltd	1,102,154
	Total Hotels, Restaurants & Leisure	22,957,021

	Household Durables – 0.5%

20,159	Garmin Ltd	1,276,468
49,084	KB Home	937,504
54,363	Newell Brands Inc.	1,010,608
400	NVR Inc. (3)	974,796
15,291	TopBuild Corporation (3)	688,095
11,087	Whirlpool Corporation	1,184,868
	Total Household Durables	6,072,339

	Household Products – 1.7%

101,528	Colgate-Palmolive Company	6,042,947
182,880	Procter & Gamble Company	16,810,330
	Total Household Products	22,853,277

	Industrial Conglomerates – 1.7%

47,999	3M Company	9,145,729
537,749	General Electric Company	4,070,760
65,868	Honeywell International Inc.	8,702,480
	Total Industrial Conglomerates	21,918,969

	Insurance – 2.2%

48,752	Allstate Corporation	4,028,378

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Insurance (continued)

86,956	American International Group Inc.	$3,426,936
49,370	Arthur J Gallagher & Co.	3,638,569
40,755	CNO Financial Group Inc.	606,434
26,175	Fidelity National Financial Inc.	822,942
65,958	Genworth Financial Inc., Class A (3)	307,364
74,204	Hartford Financial Services Group, Inc.	3,298,368
4,703	Kemper Corporation	312,185
51,264	LIncoln National Corporation	2,630,356
64,456	Marsh & McLennan Companies Inc.	5,140,366
38,705	Travelers Companies, Inc.	4,634,924
	Total Insurance	28,846,822

	Interactive Media & Services – 5.0%

22,494	Alphabet Inc., Class A (3)	23,505,330
17,941	Alphabet Inc., Class C (3)	18,579,879
165,785	Facebook Inc., Class A (3)	21,732,756
6,092	IAC/InterActiveCorp (3)	1,115,080
	Total Interactive Media & Services	64,933,045

	Internet and Direct Marketing Retail – 3.8%

27,366	Amazon.com Inc. (3)	41,102,911
3,594	Booking Holdings Inc. (3)	6,190,377
83,385	eBay Inc. (3)	2,340,617
	Total Internet and Direct Marketing Retail	49,633,905

	IT Services – 4.2%

26,791	Akamai Technologies Inc. (3)	1,636,394
7,370	Alliance Data Systems Corporation	1,106,090
38,161	Automatic Data Processing Inc.	5,003,670
16,990	Black Knight Inc. (3)	765,569
24,108	Broadridge Financial Solutions Inc.	2,320,395
46,407	Fidelity National Information Services Inc.	4,759,038
58,645	International Business Machines Corporation	6,666,177
94,128	PayPal Holdings Inc. (3)	7,915,224
28,272	VeriSign Inc. (3)	4,192,455
152,761	Visa Inc., Class A	20,155,286
	Total IT Services	54,520,298

	Leisure Products – 0.1%

54,494	Mattel Inc. (3)	544,395
7,753	Polaris Industries Inc.	594,500
	Total Leisure Products	1,138,895

	Machinery – 1.9%

46,143	Caterpillar Inc.	5,863,391
18,648	Cummins Inc.	2,492,119
28,279	Deere & Company	4,218,378
33,165	Graco Inc.	1,387,955
21,850	Hillenbrand Inc.	828,770
27,203	Ingersoll-Rand PLC	2,481,730
16,893	Parker-Hannifin Corporation	2,519,422
10,877	Snap-on Inc.	1,580,319
23,686	Stanley Black & Decker Inc.	2,836,162
10,383	Timken Company	387,494
	Total Machinery	24,595,740

	Media – 1.5%

51,987	CBS Corporation, Class B	2,272,872
331,662	Comcast Corporation, Class A	11,293,091
32,173	DISH Network Corporation, Class A (3)	803,360
50,485	New York Times Company, Class A	1,125,311
90,019	News Corporation, Class A	1,021,716
36,559	Omnicom Group Inc.	2,677,581
	Total Media	19,193,931

Shares	Description (1)	Value

	Metals & Mining – 0.3%

24,264	Barrick Gold Corporation	$328,535
60,418	Newmont Mining Corporation	2,093,484
37,498	Nucor Corporation	1,942,771
3,526	Southern Copper Corporation	108,495
	Total Metals & Mining	4,473,285

	Mortgage Real Estate Investment Trusts – 0.0%

34,164	Annaly Capital Management Inc.	335,490

	Multiline Retail – 0.4%

31,701	Dollar Tree Inc. (3)	2,863,234
38,378	Macy’s Inc.	1,142,897
20,068	Nordstrom Inc.	935,369
	Total Multiline Retail	4,941,500

	Multi-Utilities – 1.6%

67,348	Ameren Corporation	4,393,110
57,390	Consolidated Edison Inc.	4,388,039
17,519	NorthWestern Corporation	1,041,329
87,538	Public Service Enterprise Group Inc.	4,556,353
103,223	WEC Energy Group Inc.	7,149,225
	Total Multi-Utilities	21,528,056

	Oil, Gas & Consumable Fuels – 3.3%

56,617	Cenovus Energy Inc.	398,018
18,536	Cheniere Energy Inc. (3)	1,097,146
44,565	CNX Resources Corporation (3)	508,932
116,452	ConocoPhillips	7,260,782
3,556	CONSOL Energy Inc. (3)	112,761
39,040	Continental Resources Inc. (3)	1,569,018
130,219	Encana Corporation	752,666
277,848	Exxon Mobil Corporation	18,946,455
53,324	Hess Corporation	2,159,622
31,741	ONEOK Inc.	1,712,427
51,298	Phillips 66	4,419,323
15,494	Suncor Energy Inc.	433,367
42,524	Valero Energy Corporation	3,188,024
	Total Oil, Gas & Consumable Fuels	42,558,541

	Pharmaceuticals – 5.4%

24,807	Allergan PLC	3,315,704
111,928	Bristol-Myers Squibb Company	5,818,017
74,038	Eli Lilly and Company	8,567,677
177,509	Johnson & Johnson	22,907,536
174,348	Merck & Co. Inc.	13,321,931
394,046	Pfizer Inc.	17,200,108
	Total Pharmaceuticals	71,130,973

	Professional Services – 0.0%

9,803	ManpowerGroup Inc.	635,234

	Road & Rail – 0.9%

11,523	Canadian Pacific Railway Ltd	2,046,715
43,887	Norfolk Southern Corporation	6,562,862
23,216	Old Dominion Freight Line Inc.	2,866,944
	Total Road & Rail	11,476,521

	Semiconductors & Semiconductor Equipment – 3.2%

56,912	Analog Devices Inc.	4,884,757
30,081	Broadcom Inc.	7,648,997
310,518	Intel Corporation	14,572,610
31,154	Lam Research Corporation	4,242,240
45,874	Microchip Technology Inc.	3,299,258

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

42,649	NVIDIA Corporation	$5,693,641
12,918	NXP Semiconductors NV	946,631
73,762	ON Semiconductor Corporation (3)	1,217,811
	Total Semiconductors & Semiconductor Equipment	42,505,945

	Software – 6.8%

46,391	Adobe Inc. (3)	10,495,500
26,327	Autodesk Inc. (3)	3,385,915
24,616	CDK Global Inc.	1,178,614
495,555	Microsoft Corporation	50,333,521
204,039	Oracle Corporation	9,212,361
3,531	Palo Alto Networks Inc. (3)	665,064
79,389	salesforce.com inc. (3)	10,873,911
14,158	ServiceNow Inc. (3)	2,520,832
	Total Software	88,665,718

	Specialty Retail – 2.6%

32,842	American Eagle Outfitters Inc.	634,836
26,472	Best Buy Co. Inc.	1,401,957
26,110	CarMax Inc. (3)	1,637,880
22,213	Gap, Inc.	572,207
86,699	Home Depot, Inc.	14,896,622
22,988	L Brands Inc.	590,102
62,100	Lowe’s Companies Inc.	5,735,556
38,747	Ross Stores Inc.	3,223,750
16,022	Tiffany & Co.	1,289,931
98,174	TJX Companies, Inc.	4,392,305
	Total Specialty Retail	34,375,146

	Technology Hardware, Storage & Peripherals – 3.9%

290,412	Apple Inc.	45,809,589
11,790	Dell Technologies Inc., Class C (3)	576,171
146,131	HP Inc.	2,989,840
32,286	NetApp Inc.	1,926,506
	Total Technology Hardware, Storage & Peripherals	51,302,106

	Textiles, Apparel & Luxury Goods – 0.4%

17,455	Lululemon Athletica Inc. (3)	2,122,703
50,725	VF Corporation	3,618,721
	Total Textiles, Apparel & Luxury Goods	5,741,424

	Thrifts & Mortgage Finance – 0.1%

65,735	MGIC Investment Corporation (3)	687,588

	Tobacco – 1.0%

126,802	Altria Group Inc.	6,262,751
105,991	Philip Morris International Inc.	7,075,959
23,439	Vector Group Ltd	228,061
	Total Tobacco	13,566,771

	Wireless Telecommunication Services – 0.0%

11,216	Qurate Retail Inc. (3)	218,936
41,446	Sprint Corporation (3)	241,216
	Total Wireless Telecommunication Services	460,152
	Total Long-Term Investments (cost $713,646,143)	1,302,243,215

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4%

	REPURCHASE AGREEMENTS – 2.4%

$31,346	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $31,347,594, collateralized by $33,260,000 U.S. Treasury Bonds, 0.750%, due 2/15/45, value $31,972,605	1.200%	1/02/19	$31,345,504
	Total Short-Term Investments (cost $31,345,504)			31,345,504
	Total Investments (cost $744,991,647) – 102.0%			1,333,588,719
	Other Assets Less Liabilities – (2.0)% (4)			(25,920,133)
	Net Assets – 100%			$1,307,668,586

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(566)	$(142,915,000)	2,525	1/11/19	$(1,839,500)
S&P 500® Index	Call	(587)	(145,282,500)	2,475	1/18/19	(4,135,415)
S&P 500® Index	Call	(575)	(148,062,500)	2,575	1/18/19	(1,164,375)
S&P 500® Index	Call	(610)	(152,500,000)	2,500	1/18/19	(3,345,850)
S&P 500® Index	Call	(609)	(153,772,500)	2,525	1/18/19	(2,506,035)
S&P 500® Index	Call	(572)	(138,710,000)	2,425	1/25/19	(6,526,520)
S&P 500® Index	Call	(527)	(137,020,000)	2,600	2/15/19	(1,789,165)
S&P 500® Index	Call	(543)	(137,107,500)	2,525	2/15/19	(3,667,965)
S&P 500® Index	Call	(552)	(144,900,000)	2,625	2/15/19	(1,418,640)
Total Options Written (premiums received $30,175,033)		(5,141)	$(1,300,270,000)			$(26,393,465)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.0%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 12.4%

176,000	Boeing Company (2)	$56,760,000
176,000	United Technologies Corporation (2)	18,740,480
	Total Aerospace & Defense	75,500,480

	Beverages – 1.4%

176,000	Coca-Cola Company	8,333,600

	Capital Markets – 4.8%

176,000	Goldman Sachs Group, Inc.	29,400,800

	Chemicals – 1.4%

176,000	DowDuPont Inc.	9,412,480

	Communications Equipment – 1.2%

176,000	Cisco Systems Inc.	7,626,080

	Consumer Finance – 2.7%

176,000	American Express Company (2)	16,776,320

	Diversified Financial Services – 2.8%

176,000	JPMorgan Chase & Co	17,181,120

	Diversified Telecommunication Services – 1.6%

176,000	Verizon Communications Inc. (2)	9,894,720

	Energy Equipment & Services – 3.1%

176,000	Chevron Corporation (2)	19,147,040

	Entertainment – 3.2%

176,000	Walt Disney Company	19,298,400

	Food & Staples Retailing – 4.7%

176,000	Walgreens Boots Alliance Inc.	12,026,080
176,000	Walmart Inc. (2)	16,394,400
	Total Food & Staples Retailing	28,420,480

	Health Care Providers & Services – 7.2%

176,000	UnitedHealth Group Inc. (2)	43,845,120

	Hotels, Restaurants & Leisure – 5.1%

176,000	McDonald’s Corporation (2)	31,252,320

	Household Products – 2.7%

176,000	Procter & Gamble Company (2)	16,177,920

	Industrial Conglomerates – 5.5%

176,000	3M Company	33,535,040

	Insurance – 3.5%

176,000	Travelers Companies, Inc. (2)	21,076,000

	IT Services – 7.1%

176,000	International Business Machines Corporation (2)	20,005,920

Shares	Description (1)			Value

	IT Services (continued)

176,000	Visa Inc., Class A (2)			$23,221,440
	Total IT Services			43,227,360

	Machinery – 3.7%

176,000	Caterpillar Inc.			22,364,320

	Oil, Gas & Consumable Fuels – 2.0%

176,000	Exxon Mobil Corporation			12,001,440

	Pharmaceuticals – 7.2%

176,000	Johnson & Johnson			22,712,800
176,000	Merck & Co. Inc.			13,448,160
176,000	Pfizer Inc. (2)			7,682,400
	Total Pharmaceuticals			43,843,360

	Semiconductors & Semiconductor Equipment – 1.4%

176,000	Intel Corporation			8,259,680

	Software – 2.9%

176,000	Microsoft Corporation			17,876,320

	Specialty Retail – 5.0%

176,000	Home Depot, Inc.			30,240,320

	Technology Hardware, Storage & Peripherals – 4.5%

176,000	Apple Inc.			27,762,240

	Textiles Apparel & Luxury Goods – 2.1%

176,000	NIKE Inc.			13,048,640
	Total Common Stocks (cost $299,852,490)			605,501,600

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 1.8%

88,000	Vanguard Total Stock Market ETF			$11,231,440
	Total Exchange-Traded Funds (cost $11,857,862)			11,231,440
	Total Long-Term Investments (cost $311,710,352)			616,733,040

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

	REPURCHASE AGREEMENTS – 0.4%

$2,260	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $2,260,557, collateralized by $2,165,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $2,305,816	1.200%	1/02/19	$2,260,406
	Total Short-Term Investments (cost $2,260,406)			2,260,406
	Total Investments (cost $313,970,758) – 101.4%			618,993,446
	Other Assets Less Liabilities – (1.4)% (4)			(8,773,528)
	Net Assets – 100%			$610,219,918

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(1,362)	$(338,457,000)	2,485	1/18/19	$(8,723,610)
Total Options Written (premiums received $6,424,767)		(1,362)	$(338,457,000)			$(8,723,610)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.7%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 2.7%

9,029	Boeing Company	$2,911,852
4,586	Lockheed Martin Corporation	1,200,798
6,482	Raytheon Company	994,015
12,389	United Technologies Corporation (2)	1,319,181
	Total Aerospace & Defense	6,425,846

	Air Freight & Logistics – 0.6%

15,294	United Parcel Service Inc.	1,491,624

	Airlines – 0.3%

9,086	Alaska Air Group Inc.	552,883
7,542	JetBlue Airways Corporation (3)	121,125
	Total Airlines	674,008

	Auto Components – 0.1%

8,062	Cooper Tire & Rubber Company	260,644

	Automobiles – 0.3%

81,119	Ford Motor Company (2)	620,560

	Banks – 2.4%

12,885	Comerica Inc.	885,071
13,028	Fifth Third BanCorp.	306,549
50,044	Huntington Bancshares Inc.	596,524
34,317	Regions Financial Corporation	459,161
32,275	U.S. BanCorp	1,474,967
43,823	Wells Fargo & Company	2,019,364
	Total Banks	5,741,636

	Beverages – 2.5%

7,182	Brown-Forman Corporation	341,720
59,211	Coca-Cola Company (2)	2,803,641
25,275	PepsiCo Inc.	2,792,382
	Total Beverages	5,937,743

	Biotechnology – 2.1%

20,383	AbbVie Inc.	1,879,109
11,823	Amgen Inc.	2,301,583
14,064	Celgene Corporation (3)	901,362
	Total Biotechnology	5,082,054

	Capital Markets – 3.0%

24,052	Charles Schwab Corporation	998,880
8,042	CME Group Inc.	1,512,861
16,320	Federated Investors Inc.	433,296
7,714	Goldman Sachs Group, Inc.	1,288,624
13,881	Intercontinental Exchange Inc.	1,045,656
30,608	Morgan Stanley	1,213,607
8,152	T Rowe Price Group Inc.	752,593
	Total Capital Markets	7,245,517

	Chemicals – 2.0%

37,452	DowDuPont Inc. (2)	2,002,933
8,959	Eastman Chemical Company	654,992

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Chemicals (continued)

7,316	Ecolab Inc.	$1,078,013
8,384	Olin Corporation	168,602
2,213	Sherwin-Williams Company	870,727
	Total Chemicals	4,775,267

	Communications Equipment – 2.5%

79,492	Cisco Systems Inc. (2)	3,444,388
2,038	F5 Networks Inc. (3)	330,217
8,400	Motorola Solutions Inc.	966,336
23,232	QUALCOMM Inc.	1,322,133
	Total Communications Equipment	6,063,074

	Consumer Finance – 0.6%

15,667	American Express Co	1,493,378

	Containers & Packaging – 0.5%

9,305	Avery Dennison Corporation	835,868
10,192	International Paper Company	411,349
	Total Containers & Packaging	1,247,217

	Diversified Financial Services – 5.7%

122,906	Bank of America Corporation (2)	3,028,404
18,344	Berkshire Hathaway Inc., Class B (3)	3,745,478
31,389	Citigroup Inc.	1,634,111
52,383	JPMorgan Chase & Co	5,113,628
	Total Diversified Financial Services	13,521,621

	Diversified Telecommunication Services – 2.4%

76,842	AT&T Inc. (2)	2,193,071
16,323	Occidental Petroleum Corporation	1,001,906
44,842	Verizon Communications Inc. (2)	2,521,017
	Total Diversified Telecommunication Services	5,715,994

	Electric Utilities – 0.9%

15,287	Duke Energy Corporation	1,319,268
3,596	Evergy Inc.	204,145
2,956	IDACORP Inc.	275,085
6,523	PNM Resources Inc.	268,030
	Total Electric Utilities	2,066,528

	Electrical Equipment – 1.0%

6,727	Eaton Corporation PLC	461,876
10,294	Emerson Electric Co.	615,066
9,734	nVent Electric PLC	218,626
6,930	Rockwell Automation Inc.	1,042,826
	Total Electrical Equipment	2,338,394

	Electronic Equipment, Instruments & Components – 0.5%

36,145	Corning Inc.	1,091,940

	Energy Equipment & Services – 1.5%

24,969	Chevron Corporation (2)	2,716,378
6,931	Diamond Offshore Drilling Inc. (3)	65,429
17,021	Ensco PLC	60,595
18,351	Schlumberger Ltd	662,104
7,543	Superior Energy Services Inc., (3)	25,269
	Total Energy Equipment & Services	3,529,775

	Entertainment – 1.9%

6,964	Electronic Arts Inc. (3)	549,529
6,420	Netflix Inc. (3)	1,718,377

Shares	Description (1)	Value

	Entertainment (continued)

20,383	Walt Disney Company	$2,234,996
	Total Entertainment	4,502,902

	Equity Real Estate Investment Trusts – 1.0%

4,587	Corporate Office Properties Trust	96,465
2,039	CyrusOne Inc.	107,822
4,587	Douglas Emmett Inc.	156,554
2,956	EPR Properties	189,273
5,198	Healthcare Realty Trust Inc.	147,831
3,669	JBG SMITH Properties	127,718
1,733	Life Storage Inc.	161,152
3,873	National Retail Properties Inc.	187,879
3,742	Prologis Inc.	219,730
13,861	Sabra Health Care REIT Inc.	228,429
9,988	Tanger Factory Outlet Centers Inc.	201,957
3,466	Taubman Centers Inc.	157,668
3,669	Uniti Group Inc.	57,126
6,319	Urban Edge Properties	105,022
19,467	Washington Prime Group Inc.	94,610
8,969	Weingarten Realty Investors	222,521
	Total Equity Real Estate Investment Trusts	2,461,757

	Food & Staples Retailing – 0.6%

15,899	Walmart Inc.	1,480,992

	Food Products – 0.4%

14,268	Archer-Daniels-Midland Company	584,560
17,966	Conagra Brands Inc.	383,754
	Total Food Products	968,314

	Health Care Equipment & Supplies – 3.0%

27,600	Abbott Laboratories	1,996,308
42,042	Boston Scientific Corporation (2), (3)	1,485,764
2,587	Intuitive Surgical Inc. (3)	1,238,966
25,478	Medtronic PLC	2,317,479
	Total Health Care Equipment & Supplies	7,038,517

	Health Care Providers & Services – 3.4%

1,631	Acadia Healthcare Co Inc. (3)	41,933
4,736	Anthem Inc.	1,243,816
16,057	CVS Health Corporation	1,052,055
2,951	Humana Inc.	845,402
7,107	Laboratory Corporation of America Holdings (3)	898,041
4,908	McKesson Corporation	542,187
3,466	Tenet Healthcare Corporation (3)	59,407
14,063	UnitedHealth Group Inc.	3,503,375
	Total Health Care Providers & Services	8,186,216

	Hotels, Restaurants & Leisure – 2.3%

4,077	Darden Restaurants Inc.	407,129
2,117	Domino’s Pizza Inc.	524,995
15,287	McDonald’s Corporation	2,714,513
28,136	Starbucks Corporation	1,811,958
	Total Hotels, Restaurants & Leisure	5,458,595

	Household Durables – 0.4%

7,542	KB Home	144,052
13,110	Newell Brands Inc.	243,715
1,223	Tempur Sealy International Inc. (3)	50,632
4,221	Whirlpool Corporation	451,098
	Total Household Durables	889,497

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Household Products – 2.0%

17,564	Colgate-Palmolive Company	$1,045,409
9,924	Kimberly-Clark Corporation	1,130,741
28,536	Procter & Gamble Company	2,623,029
	Total Household Products	4,799,179

	Industrial Conglomerates – 1.9%

10,602	3M Company	2,020,105
94,043	General Electric Company (2)	711,906
14,246	Honeywell International Inc.	1,882,182
	Total Industrial Conglomerates	4,614,193

	Insurance – 2.5%

15,779	Arthur J Gallagher & Co.	1,162,912
8,719	Fidelity National Financial Inc., Class A	274,125
17,710	Marsh & McLennan Companies Inc.	1,412,372
15,287	MetLife Inc.	627,684
10,384	Prudential Financial Inc.	846,815
1,733	Reinsurance Group of America Inc.	243,019
11,211	Travelers Companies, Inc.	1,342,517
	Total Insurance	5,909,444

	Interactive Media & Services – 4.8%

2,980	Alphabet Inc., Class A (3)	3,113,981
3,760	Alphabet Inc., Class C (3)	3,893,894
2,760	Cars.com Inc. (3)	59,340
30,573	Facebook Inc., Class A (3)	4,007,815
10,192	Twitter Inc. (3)	292,918
	Total Interactive Media & Services	11,367,948

	Internet and Direct Marketing Retail – 4.1%

5,095	Amazon.com Inc. (3)	7,652,537
805	Booking Holdings Inc. (3)	1,386,548
23,338	eBay Inc. (3)	655,098
	Total Internet and Direct Marketing Retail	9,694,183

	IT Services – 5.7%

6,330	Akamai Technologies Inc. (3)	386,636
2,674	Black Knight Inc. (3)	120,490
2,625	DXC Technology Company	139,571
13,212	Fidelity National Information Services Inc.	1,354,891
8,764	International Business Machines Corporation (2)	996,204
2,039	Jack Henry & Associates Inc.	257,974
19,567	Mastercard Inc.	3,691,315
16,935	PayPal Holdings Inc. (3)	1,424,064
1,312	Perspecta Inc.	22,593
5,096	VeriSign Inc. (3)	755,686
32,918	Visa Inc., Class A	4,343,201
	Total IT Services	13,492,625

	Life Sciences Tools & Services – 1.0%

2,021	Bio-Techne Corporation	292,479
8,842	Thermo Fisher Scientific Inc.	1,978,751
	Total Life Sciences Tools & Services	2,271,230

	Machinery – 2.4%

12,628	Caterpillar Inc.	1,604,640
4,127	Cummins Inc.	551,532
7,283	Deere & Company	1,086,405
10,032	Illinois Tool Works Inc. (2)	1,270,954
9,734	Pentair PLC	367,751
3,364	Snap-on Inc.	488,756
3,058	Stanley Black & Decker Inc.	366,165
	Total Machinery	5,736,203

Shares	Description (1)	Value

	Media – 1.4%

12,784	CBS Corporation, Class B	$558,916
77,342	Comcast Corporation, Class A (2)	2,633,495
8,283	TEGNA Inc.	90,036
	Total Media	3,282,447

	Metals & Mining – 0.3%

37,677	Freeport-McMoRan Inc.	388,450
1,020	Royal Gold Inc.	87,363
3,401	Southern Copper Corporation	104,649
	Total Metals & Mining	580,462

	Multiline Retail – 0.4%

14,480	Target Corporation	956,983

	Multi-Utilities – 0.5%

13,938	Consolidated Edison Inc.	1,065,699

	Oil, Gas & Consumable Fuels – 4.0%

10,451	Anadarko Petroleum Corporation	458,172
22,168	ConocoPhillips	1,382,175
11,182	EOG Resources Inc.	975,182
45,861	Exxon Mobil Corporation (2)	3,127,262
5,607	Gulfport Energy Corporation (3)	36,726
8,153	Hess Corporation	330,197
31,593	Marathon Oil Corporation	453,044
11,720	Marathon Petroleum Corporation	691,597
7,238	ONEOK Inc.	390,490
9,481	Phillips 66	816,788
8,969	QEP Resources Inc.	50,495
3,160	SM Energy Co	48,917
9,277	Southwestern Energy Company (3)	31,635
9,740	Valero Energy Corporation	730,208
6,931	WPX Energy Inc. (3)	78,667
	Total Oil, Gas & Consumable Fuels	9,601,555

	Pharmaceuticals – 5.3%

3,400	Allergan PLC (2)	454,444
9,079	Bristol-Myers Squibb Company	471,926
15,185	Eli Lilly and Company	1,757,208
2,038	Jazz Pharmaceuticals PLC (3)	252,630
30,574	Johnson & Johnson	3,945,575
30,700	Merck & Co. Inc.	2,345,787
80,307	Pfizer Inc. (2)	3,505,401
	Total Pharmaceuticals	12,732,971

	Real Estate Management & Development – 0.1%

1,937	Jones Lang LaSalle Inc.	245,224

	Road & Rail – 1.0%

1,937	Avis Budget Group Inc. (3)	43,544
16,454	Union Pacific Corporation (2)	2,274,436
	Total Road & Rail	2,317,980

	Semiconductors & Semiconductor Equipment – 3.5%

12,933	Analog Devices Inc.	1,110,039
63,186	Intel Corporation (2)	2,965,319
12,453	Microchip Technology Inc.	895,620
9,391	NVIDIA Corporation	1,253,699
22,201	Texas Instruments Inc.	2,097,995
	Total Semiconductors & Semiconductor Equipment	8,322,672

	Software – 5.3%

7,134	Autodesk Inc. (3)	917,504

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)			Value

	Software (continued)

5,762	CDK Global Inc.			$275,885
91,721	Microsoft Corporation (2)			9,316,102
35,975	Oracle Corporation (2)			1,624,271
2,547	ServiceNow Inc. (3)			453,493
	Total Software			12,587,255

	Specialty Retail – 3.1%

6,938	Best Buy Co. Inc.			367,436
6,013	Dick’s Sporting Goods Inc.			187,606
20,382	Home Depot, Inc. (2)			3,502,035
20,383	Lowe’s Companies Inc.			1,882,574
5,020	Tiffany & Co.			404,160
22,356	TJX Companies, Inc.			1,000,207
2,956	Urban Outfitters Inc. (3)			98,139
	Total Specialty Retail			7,442,157

	Technology Hardware, Storage & Peripherals – 3.6%

55,032	Apple Inc. (2)			8,680,748

	Textiles Apparel & Luxury Goods – 0.8%

11,720	NIKE Inc.			868,921
16,106	Under Armour Inc. (3)			260,434
10,754	VF Corporation (2)			767,190
	Total Textiles Apparel & Luxury Goods			1,896,545

	Tobacco – 0.8%

20,383	Altria Group Inc.			1,006,716
13,952	Philip Morris International Inc.			931,436
	Total Tobacco			1,938,152

	Trading Companies & Distributors – 0.4%

3,682	WW Grainger Inc.			1,039,650
	Total Common Stocks (cost $135,123,126)			236,885,115

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 1.2%

174,763	Vanguard Total Stock Market ETF			$2,935,490
	Total Exchange-Traded Funds (cost $3,255,278)			2,935,490
	Total Long-Term Investments (cost $138,378,404)			239,820,605

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCHASE AGREEMENTS – 0.7%

$1,742	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $1,741,763, collateralized by $1,785,000 U.S. Treasury Bonds, 3.000%, due 5/15/45, value $1,780,696	1.200%	1/02/19	$1,741,647
	Total Short-Term Investments (cost $1,741,647)			1,741,647
	Total Investments (cost $140,120,051) – 101.4%			241,562,252
	Other Assets Less Liabilities – (1.4)% (5)			(3,218,705)
	Net Assets – 100%			$238,343,547

Investments in Derivatives

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(533)	$(132,450,500)	2,485	1/18/19	$(3,413,865)
Total Options Written (premiums received $2,507,489)		(533)	$(132,450,500)			$(3,413,865)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.5%

	COMMON STOCKS – 99.3%

	Air Freight & Logistics – 0.1%

3,086	FedEx corporation	$497,864

	Airlines – 0.5%

34,579	Delta Air Lines inc.	1,725,492
7,522	Ryanair Holdings PLC, ADR	536,619
29,336	Southwest Airlines Company	1,363,537
	Total Airlines	3,625,648

	Auto Components – 0.2%

29,673	American Axle & Manufacturing Holdings inc.	329,370
24,524	Gentex corporation	495,630
4,713	Lear corporation	579,039
	Total Auto Components	1,404,039

	Automobiles – 0.1%

54,841	Ford Motor Company	419,534

	Beverages – 0.8%

25,430	Brown-Forman corporation	1,209,959
101,501	Monster Beverage corporation (2)	4,995,879
	Total Beverages	6,205,838

	Biotechnology – 8.9%

9,259	Agios Pharmaceuticals inc. (2)	426,932
15,675	Alkermes PLC (2)	462,569
127,932	Amgen inc.	24,904,522
31,638	Biogen inc. (2)	9,520,507
140,204	Celgene corporation (2)	8,985,674
224,857	Gilead Sciences inc. (3)	14,064,805
69,102	ImmunoGen inc. (2)	331,690
11,753	Ionis Pharmaceuticals inc. (2)	635,367
14,394	Myriad Genetics inc. (2)	418,434
19,629	Regeneron Pharmaceuticals inc. (2)	7,331,431
13,583	Seattle Genetics inc. (2)	769,613
4,035	United Therapeutics corporation (2)	439,412
	Total Biotechnology	68,290,956

	Capital Markets – 0.5%

11,043	Moody’s corporation	1,546,462
27,301	Morgan Stanley	1,082,485
12,970	SEI Investments Company	599,214
8,147	T Rowe Price Group inc.	752,131
	Total Capital Markets	3,980,292

	Chemicals – 0.3%

6,571	Ecolab inc.	968,237
3,363	Sherwin-Williams Company	1,323,206
	Total Chemicals	2,291,443

	Commercial Services & Supplies – 0.4%

11,517	Copart inc. (2)	550,282
8,484	KAR Auction Services inc.	404,856
16,732	Tetra Tech inc.	866,216
8,012	Waste Connections inc.	594,891

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

10,505	Waste Management inc.	$934,840
	Total Commercial Services & Supplies	3,351,085

	Communications Equipment – 7.0%

880,000	Cisco Systems inc. (3)	38,130,400
5,575	F5 Networks inc. (2)	903,317
263,229	QUALCOMM inc. (3)	14,980,362
	Total Communications Equipment	54,014,079

	Containers & Packaging – 0.1%

4,463	Ball corporation	205,209
11,155	International Paper Company	450,216
	Total Containers & Packaging	655,425

	Distributors – 0.2%

3,849	Genuine Parts Company	369,581
8,698	Pool corporation	1,292,958
	Total Distributors	1,662,539

	Diversified Consumer Services – 0.3%

48,186	Service corporation International/US	1,939,968

	Diversified Financial Services – 0.1%

5,578	JPMorgan Chase & Co	544,524

	Electrical Equipment – 0.2%

10,482	Rockwell Automation inc.	1,577,331

	Electronic Equipment, Instruments & Components – 0.5%

13,551	Amphenol corporation	1,097,902
4,101	Arrow Electronics inc. (2)	282,764
6,650	Avnet inc.	240,065
33,809	Corning inc.	1,021,370
8,581	Keysight Technologies inc. (2)	532,708
15,345	National Instruments corporation	696,356
	Total Electronic Equipment, Instruments & Components	3,871,165

	Energy Equipment & Services – 0.0%

36,367	Nabors Industries Ltd	72,734
41,606	Transocean Ltd	288,746
	Total Energy Equipment & Services	361,480

	Entertainment – 0.1%

10,821	Cinemark Holdings inc.	387,392

	Equity Real Estate Investment Trusts – 0.4%

20,539	Apartment Investment & Management Company, Class A	901,251
60,901	CubeSmart	1,747,250
3,326	Retail Value inc.	85,112
33,242	SITE Centers corporation	367,989
	Total Equity Real Estate Investment Trusts	3,101,602

	Food & Staples Retailing – 0.3%

4,240	Casey’s General Stores inc.	543,314
28,221	Kroger Company	776,078
9,705	Sysco corporation	608,115
22,644	US Foods Holding corporation (2)	716,456
	Total Food & Staples Retailing	2,643,963

	Food Products – 0.1%

16,955	Conagra Brands inc.	362,159
5,913	Hain Celestial Group Inc., (2)	93,780

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Food Products (continued)

12,270	Pilgrim’s Pride corporation (2)	$190,308
4,240	Post Holdings inc. (2)	377,911
	Total Food Products	1,024,158

	Health Care Equipment & Supplies – 1.4%

76,517	Abbott Laboratories	5,534,475
4,070	Becton Dickinson and Company (3)	917,052
17,847	Danaher corporation	1,840,383
9,409	Hill-Rom Holdings inc.	833,167
4,141	Stryker corporation (3)	649,102
12,382	Zimmer Biomet Holdings inc. (3)	1,284,261
	Total Health Care Equipment & Supplies	11,058,440

	Health Care Providers & Services – 0.2%

4,564	McKesson corporation (3)	504,185
8,864	Universal Health Services inc.	1,033,188
	Total Health Care Providers & Services	1,537,373

	Hotels, Restaurants & Leisure – 0.6%

23,105	Carnival corporation	1,139,077
11,155	Darden Restaurants inc.	1,113,938
3,345	Domino’s Pizza inc.	829,527
32,571	Restaurant Brands International inc.	1,703,463
	Total Hotels, Restaurants & Leisure	4,786,005

	Household Durables – 0.1%

46,329	KB Home	884,884

	Industrial Conglomerates – 0.1%

6,402	Honeywell International inc.	845,832

	Insurance – 0.2%

26,378	Fidelity National Financial inc.	829,324
13,386	Torchmark corporation	997,659
	Total Insurance	1,826,983

	Interactive Media & Services – 15.7%
33,333	Alphabet Inc., Class A (2)	34,831,652
34,375	Alphabet Inc., Class C (2), (3)	35,599,094
47,960	Baidu inc., ADR (2), (3)	7,606,456
290,000	Facebook Inc., Class A (2)	38,016,100
19,630	IAC/InterActivecorporation, (2)	3,593,075
33,462	Twitter inc. (2)	961,698
	Total Interactive Media & Services	120,608,075

	Internet and Direct Marketing Retail – 13.8%

55,000	Amazon.com inc. (2)	82,608,350
9,480	Booking Holdings inc. (2)	16,328,542
234,230	eBay inc. (3)	6,574,836
	Total Internet and Direct Marketing Retail	105,511,728

	IT Services – 4.3%

8,089	Black Knight inc. (2)	364,490
13,765	DXC Technology Company	731,885
26,548	Fidelity National Information Services inc.	2,722,497
21,425	Genpact Ltd	578,261
18,200	Global Payments inc.	1,876,966
65,694	Infosys Ltd, ADR	625,407
50,191	Jack Henry & Associates inc.	6,350,165
5,588	Leidos Holdings inc.	294,599
218,030	PayPal Holdings inc. (2)	18,334,143
6,884	Perspecta inc.	118,542

Shares	Description (1)	Value

	IT Services (continued)

9,572	Total System Services inc.	$778,108
	Total IT Services	32,775,063

	Life Sciences Tools & Services – 0.6%

64,693	Agilent Technologies inc.	4,364,190
5,342	Charles River Laboratories International inc. (2)	604,608
	Total Life Sciences Tools & Services	4,968,798

	Machinery – 0.3%

10,625	Caterpillar inc.	1,350,119
8,930	Fortive corporation	604,204
	Total Machinery	1,954,323

	Media – 3.8%

5,467	AMC Networks inc. (2)	300,029
21,417	CBS corporation, Class B	936,351
758,455	Comcast corporation, Class A (3)	25,825,393
88,822	News corporation, Class A	1,008,130
73,714	News corporation, Class B	851,397
7,626	WPP PLC, ADR	417,905
	Total Media	29,339,205

	Multiline Retail – 0.2%

71,060	JC Penney Company, Inc.	73,902
7,698	Kohl’s corporation	510,685
11,267	Target corporation	744,636
	Total Multiline Retail	1,329,223

	Oil, Gas & Consumable Fuels – 0.3%

22,199	Anadarko Petroleum corporation	973,204
13,163	Antero Resources corporation (2)	123,601
9,705	Continental Resources Inc. (2)	390,044
10,374	Devon Energy corporation	233,830
26,660	Marathon Oil corporation	382,304
12,606	Noble Energy inc.	236,489
28,669	QEP Resources inc.	161,406
17,178	Range Resources corporation	164,393
	Total Oil, Gas & Consumable Fuels	2,665,271

	Pharmaceuticals – 0.1%

6,646	Jazz Pharmaceuticals PLC (2)	823,838

	Professional Services – 0.3%

11,498	IHS Markit Ltd (2)	551,559
12,785	ManpowerGroup inc.	828,468
21,860	Robert Half International inc.	1,250,392
	Total Professional Services	2,630,419

	Semiconductors & Semiconductor Equipment – 9.2%

102,616	Analog Devices inc.	8,807,531
349,465	Applied Materials inc.	11,441,484
19,843	Integrated Device Technology inc. (2)	960,996
725,105	Intel corporation (3)	34,029,178
92,016	NVIDIA corporation	12,284,136
31,105	ON Semiconductor corporation (2)	513,544
6,619	Power Integrations inc.	403,627
11,318	Silicon Laboratories inc. (2)	891,972
22,309	Taiwan Semiconductor Manufacturing Co Ltd, ADR	823,425
	Total Semiconductors & Semiconductor Equipment	70,155,893

	Software – 14.5%

20,075	ANSYS inc. (2)	2,869,521

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Software (continued)

60,229	Autodesk inc. (2)	$7,746,052
13,371	CDK Global inc.	640,203
17,892	Imperva inc. (2)	996,405
5,364	J2 Global inc. (3)	372,154
880,000	Microsoft corporation (3)	89,381,600
1,767	MicroStrategy inc. (2), (3)	225,734
24,790	Open Text corporation	808,154
44,617	Oracle corporation	2,014,458
13,834	PTC inc. (2)	1,146,839
17,845	Red Hat inc. (2)	3,134,296
8,363	ServiceNow inc. (2)	1,489,032
	Total Software	110,824,448

	Specialty Retail – 0.8%

16,622	Aaron’s inc.	698,955
4,987	Advance Auto Parts inc.	785,253
891	AutoZone inc. (2)	746,961
18,404	Bed Bath & Beyond inc.	208,333
22,309	CarMax inc. (2)	1,399,444
19,566	Dick’s Sporting Goods inc.	610,459
10,374	Foot Locker inc.	551,897
16,175	Michaels Cos Inc. (2)	219,010
15,617	Sally Beauty Holdings inc. (2)	266,270
19,855	Urban Outfitters inc. (2)	659,186
	Total Specialty Retail	6,145,768

	Technology Hardware, Storage & Peripherals – 11.3%

545,000	Apple inc. (3)	85,968,300
21,243	Hewlett Packard Enterprise Company	280,620
8,924	NetApp inc.	532,495
	Total Technology Hardware, Storage & Peripherals	86,781,415

	Textiles Apparel & Luxury Goods – 0.2%

8,249	PVH corporation	766,745
4,238	Ralph Lauren corporation	438,463
19,855	Skechers U.S.A. inc. (2)	454,481
	Total Textiles Apparel & Luxury Goods	1,659,689

	Wireless Telecommunication Services – 0.2%

31,905	Sprint corporation (2)	185,687
21,466	Telephone & Data Systems inc.	698,504
14,514	United States Cellular corporation (2)	754,293
	Total Wireless Telecommunication Services	1,638,484
	Total Common Stocks ($312,328,460)	762,601,482

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 2.2%

130,000	Vanguard Total Stock Market ETF	$16,591,900
	Total Exchange-Traded Funds (cost $17,433,175)	16,591,900
	Total Long-Term Investments (cost $329,761,635)	779,193,382

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$3,455	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $3,455,400, collateralized by $3,310,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $3,525,289	1.200%	1/02/19	$3,455,170
	Total Short-Term Investments (cost $3,455,170)			3,455,170
	Total Investments (cost $333,216,805) – 102.0%			782,648,552
	Other Assets Less Liabilities – (2.0)% (5)			(15,718,079)
	Net Assets – 100%			$766,930,473

Investments in Derivatives

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
NASDAQ® 100 Index	Call	(680)	$(425,000,000)	6,250	1/18/19	$(15,300,000)
Total Options Written (premiums received $10,592,987)		(680)	$(425,000,000)			$(15,300,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $713,646,143, $311,710,352, $138,378,404 and $329,761,635, respectively)	$1,302,243,215	$616,733,040	$239,820,605	$779,193,382
Short-term investments, at value (cost approximates value)	31,345,504	2,260,406	1,741,647	3,455,170
Cash	17,877	—	—	—
Receivable for:
Dividends	1,523,092	381,920	264,990	253,582
Interest	1,045	75	58	115
Reclaims	—	—	—	329
Deferred offering costs	229,129	184,563	151,728	119,676
Other assets	254,944	37,695	40,345	88,774
Total assets	1,335,614,806	619,597,699	242,019,373	783,111,028
Liabilities
Options written, at value (premiums received $30,175,033, $6,424,767, $2,507,489 and $10,592,987, respectively)	26,393,465	8,723,610	3,413,865	15,300,000
Accrued expenses:
Management fees	958,891	459,878	172,804	572,699
Trustees fees	259,069	39,240	40,460	91,203
Shelf offering costs	43,980	14,275	—	21,285
Other	290,815	140,778	48,697	195,368
Total liabilities	27,946,220	9,377,781	3,675,826	16,180,555
Net assets	$1,307,668,586	$610,219,918	$238,343,547	$766,930,473
Common shares outstanding	103,717,926	36,113,160	16,529,161	37,830,404
Net asset value (“NAV”) per share common outstanding	$12.61	$16.90	$14.42	$20.27
Net assets consist of:
Common shares, $0.01 par value per share	$1,037,179	$361,132	$165,292	$378,304
Paid-in surplus	718,285,613	305,645,711	136,948,657	327,533,343
Total distributable earnings	588,345,794	304,213,075	101,229,598	439,018,826
Net assets applicable to common shares	$1,307,668,586	$610,219,918	$238,343,547	$766,930,473
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$28,486,522	$15,279,077	$5,278,542	$10,076,828
Foreign tax withheld on dividend income	(8,814)	—	—	(16,572)
Interest	282,516	100,402	10,205	25,192
Total investment income	$28,760,224	$15,379,479	$5,288,747	$10,085,448
Expenses
Management fees	12,031,506	5,733,796	2,178,322	7,241,718
Custodian fees	141,015	71,602	46,135	98,039
Trustees fees	39,480	18,602	7,367	24,185
Professional fees	74,103	55,097	44,581	60,725
Shareholder reporting expenses	212,295	95,252	47,920	142,813
Shareholder servicing agent fees	1,362	567	271	649
Stock exchange listing fees	28,747	10,016	6,771	—
Investor relations expenses	83,108	36,457	16,567	65,762
Other	265,509	163,434	59,572	265,408
Total expenses	12,877,125	6,184,823	2,407,506	7,899,299
Net investment income (loss)	15,883,099	9,194,656	2,881,241	2,186,149
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	77,348,537	24,386,937	13,112,032	76,302,757
Options purchased	—	(54,184)	(17,311)	(137,654)
Options written	(31,389,997)	(4,180,303)	(1,602,618)	(15,908,056)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(150,391,375)	(59,428,478)	(28,912,532)	(90,287,978)
Options purchased	—	18,912	9,456	18,912
Options written	9,452,928	(3,063,607)	(1,216,768)	(8,656,830)
Net realized and unrealized gain (loss)	(94,979,907)	(42,320,723)	(18,627,741)	(38,668,849)
Net increase (decrease) in net assets from operations	$(79,096,808)	$(33,126,067)	$(15,746,500)	$(36,482,700)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/18	Year Ended 12/31/17(1)	Year Ended 12/31/18	Year Ended 12/31/17(1)
Operations
Net investment income (loss)	$15,883,099	$16,209,183	$9,194,656	$9,311,808
Net realized gain (loss) from:
Investments and foreign currency	77,348,537	89,274,302	24,386,937	27,135,983
Options purchased	—	—	(54,184)	(99,286)
Options written	(31,389,997)	(103,033,365)	(4,180,303)	(24,033,896)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(150,391,375)	181,708,801	(59,428,478)	117,436,071
Options purchased	—	—	18,912	(18,912)
Options written	9,452,928	(3,370,050)	(3,063,607)	(1,082,222)
Net increase (decrease) in net assets from operations	(79,096,808)	180,788,871	(33,126,067)	128,649,546
Distributions to Shareholders(2)
Dividends(3)	(54,443,327)	(16,033,153)	(16,959,467)	(9,224,043)
Return of capital	(47,095,759)	(78,615,705)	(27,798,055)	(29,062,514)
Decrease in net assets from distributions to shareholders	(101,539,086)	(94,648,858)	(44,757,522)	(38,286,557)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	561,188	—	164,266	—
Proceeds from common shares issued to shareholders to reinvestment of distributions	1,739,948	—	360,068	—
Increase in net assets applicable to common shares from capital share transactions	2,301,136	—	524,334	—
Net increase (decrease) in net assets	(178,334,758)	86,140,013	(77,359,255)	90,362,989
Net assets at the beginning of period	1,486,003,344	1,399,863,331	687,579,173	597,216,184
Net assets at the end of period	$1,307,668,586	$1,486,003,344	$610,219,918	$687,579,173
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended December 31, 2017, BXMX’s, DIAX’s and SPXX’s distributions to shareholders were paid from net investment income, while QQQX’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

	SPXX		QQQX
	Year Ended 12/31/18	Year Ended 12/31/17(1)	Year Ended 12/31/18	Year Ended 12/31/17(1)
Operations
Net investment income (loss)	$2,881,241	$3,011,853	$2,186,149	$1,322,508
Net realized gain (loss) from:
Investments and foreign currency	13,112,032	12,006,073	76,302,757	69,815,738
Options purchased	(17,311)	(48,818)	(137,654)	(96,536)
Options written	(1,602,618)	(9,881,969)	(15,908,056)	(50,862,476)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,912,532)	35,334,907	(90,287,978)	151,119,627
Options purchased	9,456	(9,456)	18,912	(18,912)
Options written	(1,216,768)	(439,624)	(8,656,830)	739,291
Net increase (decrease) in net assets from operations	(15,746,500)	39,972,966	(36,482,700)	172,019,240
Distributions to Shareholders(2)
Dividends(3)	(3,432,445)	(2,959,348)	(53,127,433)	(19,659,249)
Return of capital	(14,867,541)	(12,950,942)	(9,358,525)	(33,027,683)
Decrease in net assets from distributions to shareholders	(18,299,986)	(15,910,290)	(62,485,958)	(52,686,932)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	6,083,367	—	28,570,110	—
Proceeds from common shares issued to shareholders to reinvestment of distributions	241,272	—	1,168,107	993,258
Increase in net assets applicable to common shares from capital share transactions	6,324,639	—	29,738,217	993,258
Net increase (decrease) in net assets	(27,721,847)	24,062,676	(69,230,441)	120,325,566
Net assets at the beginning of period	266,065,394	242,002,718	836,160,914	715,835,348
Net assets at the end of period	$238,343,547	$266,065,394	$766,930,473	$836,160,914
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended December 31, 2017, BXMX’s, DIAX’s and SPXX’s distributions to shareholders were paid from net investment income, while QQQX’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2018	$14.35	$0.15	$(0.91)	$(0.76)	$(0.16)	$(0.37)	$(0.45)	$(0.98)	$—	*	$12.61	$12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	—		13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)	—	(0.81)	(1.00)	—		13.65	12.11

DIAX
Year Ended 12/31:
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	—		16.83	15.42

SPXX
Year Ended 12/31:
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	—		15.61	14.30

QQQX
Year Ended 12/31:
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	—		19.86	19.25

		Common Share Ratios/Supplemental Data
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(5.56)%	(8.88)%	$1,307,669	0.89%	1.10%	5%
13.21	19.59	1,486,003	0.91	1.12	2
8.68	1.75	1,399,863	0.93	1.34	5
5.17	19.80	1,381,889	0.91	1.24	8
6.20	4.31	1,413,549	1.02	1.21	14

(5.01)	(8.27)	610,220	0.92	1.37	9
22.12	33.65	687,579	0.93	1.47	5
11.95	12.18	597,216	0.94	1.73	6
0.17	0.18	569,604	0.93	1.52	18
7.93	5.89	607,309	1.12	1.08	6

(6.03)	(12.99)	238,344	0.91	1.08	16
16.91	27.91	266,065	0.92	1.18	11
8.73	14.75	242,003	0.93	1.39	13
1.09	1.70	237,809	0.92	1.32	21
6.37	8.88	252,080	0.96	1.23	8

(4.39)	(11.15)	766,930	0.91	0.25	23
24.63	39.24	836,161	0.93	0.17	17
5.28	3.30	715,835	0.94	0.49	17
7.97	8.47	730,622	0.93	0.54	15
14.94	16.12	726,282	1.00	0.32	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based Common Share on NAV is the combination of changes in NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Investment Objectives and Principal Investment Strategies

BXMX’s investment objective is to seek attractive total returns with less volatility than the S&P 500 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and employing a constant call option overwrite strategy, which consists of writing (selling) index call options. The Fund targets an overwrite level of approximately 100% of the value of its equity portfolio over time.

DIAX’s investment objective is to seek attractive total returns with less volatility than the Dow Jones Industrial Average (“DJIA”). The Fund pursues its investment strategy by investing in an equity portfolio consisting of the thirty stocks included in the DJIA and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75% based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

SPXX’s investment objective is to seek attractive total returns with less volatility than the S&P 500 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75% based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

QQQX’s investment objective is to seek attractive total returns with less volatility than the Nasdaq 100 Index. The Fund pursues its investment strategy by investing in an equity portfolio designed to broadly track the return and risk characteristics of the Nasdaq 100 Index and employing a dynamic call option overwrite strategy, which consists of writing (selling) index call options, call options on custom baskets of securities, and covered call options on individual securities. The Fund targets an overwrite level of 55% of the value of its equity portfolio over time, and the overwrite level will vary between 35% to 75%

based on the portfolio manager’s assessment of market conditions. In addition to a primary emphasis on writing call options to reduce downside risk and volatility of the equity portfolio, the option strategy as a secondary emphasis seeks additional return opportunities by capitalizing on inefficiencies in the options market through a variety of means including the use of call spreads and selling put options.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months after the calendar year end. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to Financial Statements (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,302,243,215	$—	$—	$1,302,243,215

Short-Term Investments:
Repurchase Agreements	—	31,345,504	—	31,345,504

Investments in Derivatives:
Options Written	(26,393,465)	—	—	(26,393,465)
Total	$1,275,849,750	$31,345,504	$—	$1,307,195,254

DIAX
Long-Term Investments*:
Common Stocks	$605,501,600	$—	$—	$605,501,600
Exchange-Traded Funds	11,231,440	—	—	11,231,440

Short-Term Investments:
Repurchase Agreements	—	2,260,406	—	2,260,406

Investments in Derivatives:
Options Written	(8,723,610)	—	—	(8,723,610)
Total	$608,009,430	$2,260,406	$—	$610,269,836

SPXX
Long-Term Investments*:
Common Stocks	$236,885,115	$—	$—	$236,885,115
Exchange-Traded Funds	2,935,490	—	—	2,935,490

Short-Term Investments:
Repurchase Agreements	—	1,741,647	—	1,741,647

Investments in Derivatives:
Options Written	(3,413,865)	—	—	(3,413,865)
Total	$236,406,740	$1,741,647	$—	$238,148,387

Notes to Financial Statements (continued)

QQQX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$762,601,482	$—	$—	$762,601,482
Exchange-Traded Funds	16,591,900	—	—	16,591,900

Short-Term Investments:
Repurchase Agreements	—	3,455,170	—	3,455,170

Investments in Derivatives:
Options Written	(15,300,000)	—	—	(15,300,000)
Total	$763,893,382	$3,455,170	$—	$767,348,552
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$31,345,504	$(31,345,504)	$—
DIAX	Fixed Income Clearing Corporation	2,260,406	(2,260,406)	—
SPXX	Fixed Income Clearing Corporation	1,741,647	(1,741,647)	—
QQQX	Fixed Income Clearing Corporation	3,455,170	(3,455,170)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each Fund also purchased a small amount of call options and put options as part of its overwrite strategy.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$1,720,000	$698,000	$2,044,000

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,409,911,100)	$(353,562,800)	$(139,473,200)	$(447,223,000)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$1,080,000	$540,000	$1,080,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(26,393,465)
DIAX
Equity price	Options	—	$—	Options written, at value	$(8,723,610)

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
SPXX
Equity price	Options	—	$—	Options written, at value	$(3,413,865)
QQQX
Equity price	Options	—	$—	Options written, at value	$(15,300,000)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options Written	$(31,389,997)	$9,452,928
DIAX	Equity price	Options Purchased	(54,184)	18,912
DIAX	Equity price	Options Written	(4,180,303)	(3,063,607)
SPXX	Equity price	Options Purchased	(17,311)	9,456
SPXX	Equity price	Options Written	(1,602,618)	(1,216,768)
QQQX	Equity price	Options Purchased	(137,654)	18,912
QQQX	Equity price	Options Written	(15,908,056)	(8,656,830)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Equity Shelf Programs and Offering Costs

The following funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX		DIAX		SPXX		QQQX
	Year Ended 12/31/2018*	Year Ended 12/31/2017	Year Ended 12/31/2018*	Year Ended 12/31/2017	Year Ended 12/31/2018**	Year Ended 12/31/2017	Year Ended 12/31/2018***	Year Ended 12/31/2017
Additional authorized common shares	10,400,000	—	3,600,000	—	1,600,000	—	3,700,000	—
Common shares sold	39,402	—	8,500	—	361,950	—	1,169,702	—
Offering proceeds, net of offering costs	$561,188	$—	$164,266	$—	$6,083,367	$—	$28,570,110	$—
*	Represents total additional authorized shares for the period October 2, 2018 through December 31, 2018.
**	Represents total additional authorized shares for the period June 14, 2018 through December 31, 2018.
***	Represents total additional authorized shares for the period June 28, 2018 through December 31, 2018.

Costs incurred by the Funds in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX
	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2018	Year Ended 12/31/2017
Common shares:
Sold through shelf offering	39,402	—	8,500	—	361,950	—	1,169,702	—
Issued to shareholders due to reinvestment of distributions	123,975	—	19,310	—	14,632	—	49,387	—
Total	163,377	—	27,810	—	376,582	—	1,219,089	—

Weighted average common share:
Premium to NAV per shelf offering sold	1.56%	—%	1.57%	—%	3.33%	—%	3.36%	—%

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$67,870,328	$61,711,216	$43,888,043	$196,495,218
Sales	163,199,441	95,640,614	51,442,295	240,040,403

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$745,242,920	$314,672,508	$140,310,992	$334,834,555
Gross unrealized:
Appreciation	$635,621,172	$306,328,990	$112,597,838	$460,251,506
Depreciation	(47,275,373)	(2,008,052)	(11,346,578)	(12,437,509)
Net unrealized appreciation (depreciation) of investments	$588,345,799	$304,320,938	$101,251,260	$447,813,997

	BXMX	DIAX	SPXX	QQQX
Tax cost of options written	$(26,393,465)	$(8,723,610)	$(3,413,865)	$(15,300,000)
Net unrealized appreciation (depreciation) of options written	—	—	—	—

Permanent differences, primarily due to foreign currency transactions and real estate investment trust adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ tax year end, as follows:

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,056,678	$9,194,656	$2,948,858	$2,053,079
Distributions from net long-term capital gains[2]	38,386,649	7,764,811	483,587	51,074,354
Return of capital	47,095,759	27,798,055	14,867,541	9,358,525

2017	BXMX	DIAX	SPXX	QQQX

Distributions from net ordinary income[1]	$16,033,153	$9,224,043	$2,959,348	$1,398,915
Distributions from net long-term capital gains	—	—	—	18,260,334
Return of capital	78,615,705	29,062,514	12,950,942	33,027,683

[1]  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

[2]  The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018.

During the Funds’ tax year ended December 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	BXMX	DIAX	SPXX
Utilized capital loss carryforwards	$17,000,365	$9,810,078	$9,998,176

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee rate for each Fund was 0.1602%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a

Notes to Financial Statements (continued)

fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Funds did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), net of tax, accumulated undistributed net realized gain (loss), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	BXMX	DIAX	SPXX	QQQX
UNII at the end of period	$—	$—	$—	$—

Fair Value Measurement: Disclosure Framework

During August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	100.0%	100.0%	100.0%	100.0%
% QDI	100.0%	100.0%	100.0%	100.0%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Common Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index
∎

(BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® and 2) 45% S&P 500®, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-D-1218D 741789-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$36,962	$10,000	$2,752	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$36,279	$0	$4,103	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$2,752	$0	$0	$2,752
December 31, 2017	$4,103	$0	$0	$4,103

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services (ISS) a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Summary Proxy Voting Guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interest of investors. These recommendations outline the rationale for determining how particular issues should be voted. Gateway incorporated these recommendations into its Proxy Voting Policy and has instructed ISS to vote accordingly. In addition, Gateway’s policy addresses the rare circumstances in which ISS’ voting recommendations may not be followed. The policy describes how any conflicts of interest would be handled. It also refers to procedures that address Gateway’s continuing due diligence of ISS.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael T. Buckius, Kenneth H. Toft, and Daniel M. Ashcraft - Michael T. Buckius, CFA, Kenneth H. Toft, CFA and Daniel M. Ashcraft, CFA, are responsible for investing the Managed Assets of the Nuveen S&P 500 Buy-Write Income Fund (BXMX). Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Ashcraft joined Gateway in 2009 and is currently a Portfolio Manager on several of the funds Gateway advises. Messrs. Buckius, Toft and Ashcraft also serve as co-portfolio managers of Gateway’s flagship open-end fund, the Gateway Fund.

Item 8 (a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2018, Messrs. Buckius, Toft and Ashcraft were responsible for day-to-day management of 5 registered investment company accounts (excluding the Fund) having assets of approximately $8.52 billion. Mr. Buckius was responsible for day-to-day management of 30 other accounts having assets of approximately $1.69 billion in the aggregate, Mr. Toft was responsible for day-to-day management of 18 other accounts having assets of approximately $1.67 billion in aggregate, and Mr. Ashcraft was responsible for day-to-day management of 22 other accounts having asset of approximately $1.62 billion in aggregate. None of the portfolio managers managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Messrs. Buckius, Toft and Ashcraft are compensated for their services by Gateway. Their compensation is comprised of three parts: base salary; incentive compensation related to the profitability of Gateway (with management fees for the Fund and all other Gateway-managed accounts being asset-based, not performance-based, either absolutely or in relation to any benchmark); and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Item 8 (a)(4). OWNERSHIP OF BXMX SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Kenneth H. Toft	$10,001-$50,000
Michael T. Buckius	None
Daniel M. Ashcraft	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019